CONSOLIDATED STATMENTS OF COMPREHENSIVE INCOME (LOSS) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) [Abstract]
Net income (loss)	$ 726	$ (1,420)	$ (5,987)
Other comprehensive loss:
Foreign currency translation adjustments	(257)	(483)	(125)
Other comprehensive loss	(257)	(483)	(125)
Comprehensive income (loss)	$ 469	$ (1,903)	$ (6,112)